SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934





                        Date of Report: November 21, 2002





                      BRITTON & KOONTZ CAPITAL CORPORATION
               (Exact name of issuer as specified in its charter)





                                                              64-0665423
        Mississippi                  0-22606                (IRS Employer
 (State of Incorporation)     Commission File Number       Identification No.)





                   500 Main Street, Natchez, Mississippi 39120
                    (Address of principal executive offices)





                            Telephone: (601) 445-5576

                      BRITTON & KOONTZ CAPITAL CORPORATION
                                 AND SUBSIDIARY


                                      INDEX









Item 5.  Other Events.

                  The contents of Exhibit 20 to this Form 8-K are hereby incorporated herein by this reference.


Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits.

                  20       Other Documents or Statements to Security Holders.

                                                      SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.


                                            BRITTON & KOONTZ CAPITAL CORPORATION




November 21, 2002                      /s/W. Page Ogden
                                       _____________________________________
                                       President and Chief Executive Officer

                                 Exhibits Index






Exhibit
Number          Item



20              Other Documents or Statements to Security Holders


                  Press Release Dated November 20, 2002

Britton & Koontz Capital Corporation


500 Main Street            601-445-5576
P O Box 1407               601-445-2488  Fax
Natchez, MS  39121         corporate@bkbank.com

FOR IMMEDIATE RELEASE:     FOR MORE INFORMATION:
---------------------      ---------------------
November 20, 2002          W. Page Ogden, President & CEO
(Nasdaq - BKBK)            Bazile R. Lanneau, Jr., Vice President & CFO



                 BRITTON & KOONTZ DECLARES SEMI-ANNUAL DIVIDEND


     Natchez, Mississippi (BKBK)--The Board of Directors of Britton & Koontz Capital Corporation declared a semi-annual dividend of $.31 per share payable December 13, 2002, to shareholders of record as of November 29, 2002.

     Britton & Koontz Capital Corporation, headquartered in Natchez, Mississippi, is the parent company of Britton & Koontz First National Bank which operates four full service offices in Natchez, one in Vicksburg and three in Baton Rouge, Louisiana. As of September 30, 2002, the Company reported assets of $300 million and equity of $30 million. The Company's stock is traded on NASDAQ under the symbol BKBK and the transfer agent is American Stock Transfer & Trust Company. Total shares outstanding at September 30, 2002, were 2,109,055.



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